EXHIBIT 10

Consent of Independent Registered Public Accounting Firm

The Board of Directors of OM Financial Life Insurance Company:

We consent to the use in the Registration Statement No. 333-137531 and 811-21952 on Form N-4 of our report dated April 24, 2007 with respect to statutory statements of admitted assets, liabilities, and capital and surplus of OM Financial Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three year period ended December 31, 2006, appearing in the Statement of Additional Information, which is incorporated by reference herein, and to the reference to our firm under the heading, "Financial Statements" in the Statement of Additional Information.

Our report refers to the adoption of Statement of Statutory Accounting Principles No. 93, "Accounting for Low Income Housing Tax Credit Property Investments," effective January 1, 2005.

Our report dated April 24, 2007 also includes explanatory language that states that the Company prepared the statutory financial statements using accounting principles prescribed or permitted by the Maryland Insurance Administration, which practices differ from U.S. generally accepted accounting principles. Accordingly, our report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in conformity with statutory accounting principles.


/s/ KPMG LLP


Baltimore, Maryland
January 14, 2008